Exhibit 99

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF CALIFORNIA

In re:	CMR Mortgage Fund II, LLC		Case No.	09-30788

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	Apr-10	PETITION DATE:	03/31/09

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). ☐

Dollars reported in $1

		End of Current Month	End of Prior Month	As of Petition Filing
2.	Asset and Liability Structure
	a. Current Assets	$42,346	$119,487
	b. Total Assets (see schedule J, Note 1)	$62,936,666	$63,330,325	$70,367,249
	c. Current Liabilities	$15,726,772	$15,543,066
	d. Total Liabilities (Note 2)	$37,634,443	$37,450,737	$6,295,128

		Current Month	Prior Month	Cumulative (Case to Date)
3.	Statement of Cash Receipts & Disbursements for Month
	a. Total Receipts	$56,565	$0	$1,317,733
	b. Total Disbursements	$135,865	$254,257	$1,311,139
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(79,300)	$(254,257)	$6,594
	d. Cash Balance Beginning of Month	$85,894	$340,151	$0
	e. Cash Balance End of Month (c + d)	$6,594	$85,894	$6,594

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(577,365)	$(716,929)	$(13,424,383)
5.	Account Receivables (Pre and Post Petition)	$0	$0
6.	Post-Petition Liabilities	$15,726,772	$15,543,066
7.	Past Due Post-Petition Account Payables (over 30 days)	$2,948,219	$2,833,201

At the end of this reporting month:			Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

			☐	☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		☐	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?		☐	N/A
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)		☐	☒
12.	Is the estate insured for replacement cost of assets and for general liability?		☒	☐
13.	Are a plan and disclosure statement on file?		☐	☒
14.	Was there any post-petition borrowing during this reporting period?		☐	☒

15.	Check if paid: Post-petition taxes ☒;	U.S. Trustee Quarterly Fees	☒; Check if filing is current for: Post-petition
	tax reporting and tax returns: ☒.
	(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note 1:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 2:	See Note 5 of Liabilities and Equity

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	5/20/2010	/s/ Graham Seel
Responsible Individual

Revised 1/1/98

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended 04/30/10

Current Month					Cumulative	Next Month
Actual	Forecast	Variance			(Case to Date)	Forecast
				Revenues:
		—	1	Gross Sales
		—	2	less: Sales Returns & Allowances
$0		—	3	Net Sales	$0
		—	4	less: Cost of Goods Sold (Schedule ‘B’)
—		—	5	Gross Profit	—
(8,558)	4,670	(13,228)	6	Interest (Note 1)	997,955	4,670
		—	7	Other Income: Gain on sale - REO
2,621	(2,500)	5,121	8	Less: Servicing Fees (Note 1)	(179,750)	(2,500)
		—	9

$(5,937)	2,170	$(8,107)	10	Total Revenues	$818,205	$2,170

				Expenses:
		—	11	Compensation to Owner(s)/Officer(s)
		—	12	Salaries
		—	13	Commissions
		—	14	Contract Labor
				Rent/Lease:
		—	15	Personal Property
		—	16	Real Property
		—	17	Insurance
$22,302	$30,000	$7,698	18	Management Fees	$377,506	$30,000
		—	19	Depreciation
				Taxes:
		—	20	Employer Payroll Taxes
		—	21	Real Property Taxes
		—	22	Other Taxes
		—	23	Other Selling
56,258	82,700	26,442	24	Other Administrative	934,800	58,700
$81,431	90,000	8,569	25	Interest	1,602,062	90,000
$12,612	9,000	(3,612)	26	Other Expenses: Provision for loan losses	$560,944	9,000
$0	—	—	27	Impairment for REOs	$(253,643)	—
$377,008	94,000	(283,008)	28	Expenses Investment in REO (Note 2)	10,416,226	94,000
$0		—	29	Write-off of Sand City	289,294
		—	30
		—	31
		—	32
		—	33
		—	34

$549,611	$305,700	$(243,911)	35	Total Expenses	$13,927,189	$281,700

$(555,548)	$(303,530)	$(252,018)	36	Subtotal	$(13,108,984)	$(279,530)

				Reorganization Items:
(25,000)	$(25,000)	—	37	Professional Fees	$(298,839)	$(25,000)
		—	38	Provisions for Rejected Executory Contracts
		—	39	Interest Earned on Accumulated Cash from Resulting Chp 11 Case
		—	40	Gain or (Loss) from Sale of Equipment
(975)	$(4,875)	(3,900)	41	U.S. Trustee Quarterly Fees	$(8,125)	$0
		—	42

(25,975)	(29,875)	3,900	43	Total Reorganization Items	(306,964)	(25,000)

$(581,523)	$(273,655)	$(307,868)	44	Net Profit (Loss) Before Federal & State Taxes	$(13,415,948)	$(304,530)
(4,158)	983	5,141	45	Federal & State Income Taxes (Note 3)	8,435	—

$(577,365)	$(274,638)	$(302,727)	46	Net Profit (Loss)	$(13,424,383)	$(304,530)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

Note 1:  Negative interest and service fees due to change in date of non-accrual status of loan

Note 2:  Adjusting entry in Wheatland holdings for 2010 Overhead fees due to CMR Inc

Note 3:  Adjustment to prior period taxes accrued

BALANCE SHEET

(General Business Case)

For the Month Ended 04/30/10

		From Schedules	Market Value
	Assets

	Current Assets

1	Cash and cash equivalents - unrestricted		$6,594
2	Cash and cash equivalents - restricted
3	Accounts receivable (net)	A
4	Inventory	B
5	Prepaid expenses		$35,752
6	Professional retainers		—
7	Other:
8

9	Total Current Assets		42,346

	Property and Equipment (Market Value)

10	Real property	C	$0
11	Machinery and equipment	D
12	Furniture and fixtures	D
13	Office equipment	D
14	Leasehold improvements	D
15	Vehicles	D
16	Other:
17
18
19
20

21	Total Property and Equipment		$0

	Other Assets

22	Loans to shareholders
23	Loans to affiliates	I	$3,810,686
24	Loans and advances, secured by DOT, net of allowances (Note 2, 4)	J	23,932,911
25	Investment in Real Estate Owned, net of allowances (Note 3, 4)	K	34,732,146
26	Investment in affiliate	L	—
27	Accounts Receivable	M	$418,577

28	Total Other Assets		$62,894,320

29	Total Assets		$62,936,666

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

Note 2:

Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 3:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses. Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses. Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Note 4:	Loan 06-032 foreclosed in April and acquired the underlying collateral, which was placed in Laurel Lakes Venice, LLC. Fund II now owns a 29.3% interest in the new REO entity.

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules
	Post-Petition
	Current Liabilities
30	Salaries and wages
31	Payroll taxes
32	Real and personal property taxes
33	Income taxes
34	Sales taxes
35	Notes payable (short term)		$11,096,577
36	Accounts payable (trade)	A	$3,026,676
37	Real property lease arrearage
38	Personal property lease arrearage
39	Accrued professional fees		$1,042,864

40	Current portion of long-term post-petition debt (due within 12 months)

41	Other: Service Fee Payable		$105,595

42	Post-Petition liabilities due to CMR Inc		$455,060

43

44	Total Current Liabilities		$15,726,772
45	Long-Term Post-Petition Debt, Net of Current Portion
46	Total Post-Petition Liabilities		$15,726,772

	Pre-Petition Liabilities (allowed amount)

47	Secured claims	F	$20,321,658

48	Priority unsecured claims	F

49	General unsecured claims	F	$1,586,013
50	Total Pre-Petition Liabilities		21,907,671
51	Total Liabilities		$37,634,443
	Equity (Deficit)
52	Retained Earnings/(Deficit) at time of filing		$(1,274,838)
53	Capital Stock
54	Additional paid-in capital

55	Cumulative profit/(loss) since filing of case		(13,424,383)

56	Post-petition contributions/(distributions) or (draws)
57	Members’ Capital (Note 6)		40,001,444
58	Market value adjustment (Note 7)		—
59	Total Equity (Deficit)		$25,302,223
60	Total Liabilities and Equity (Deficit)		$62,936,666

Note 6:	Non-recorded liability

Note 7:	Members’ Capital is recorded net of market value adjustments as described in Notes 1, 2, 3, and 4 as required by GAAP. The total of fair value adjustments for loans and REO is $26,599,912.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days		$78,457
31-60 Days		$115,018
61-90 Days		$85,769	$2,948,219
91+ Days		$2,747,432
Total accounts receivable/payable	$0	$3,026,676
Allowance for doubtful accounts
Accounts receivable (net)	$0

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost ☐
Weekly ☐		LIFO cost ☐
Monthly ☐		Lower of cost or market ☐
Quarterly ☐		Retail method ☐
Semi-annually ☐		Other ☐
Annually ☐		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C
Real Property

Description	Cost	Market Value
	$0	$0

Total	$0	$0

Schedule D
Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -

Total	$0	$0

Furniture & Fixtures -

Total	$0	$0

Office Equipment -

Total	$0	$0

Leasehold Improvements -

Total	$0	$0

Vehicles -

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding					$0
FICA - Employee					$0
FICA - Employer					$0
Unemployment (FUTA)					$0
Income					$0
Other (Attach List)					$0
Total Federal Taxes	$0	$0	$0	$0	$0
State and Local
Income Tax Withholding					$0
Unemployment (UT)					$0
Disability Insurance (DI)					$0
Empl. Training Tax (ETT)					$0
Sales					$0
Excise					$0
Real property					$0
Personal property					$0
Income	$0	$0	$0		$0
Other (Attach List)					$0
Total State & Local Taxes	$0	$0	$0	$0	$0
Total Taxes	$0	$0	$0	$0	$0

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount (b)
Secured claims (a)	$20,321,658	$20,321,658
Priority claims other than taxes
Priority tax claims
General unsecured claims	$1,586,013	$1,586,013

(a)	List total amount of claims even it under secured.
(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank	Wells Fargo
Account Type
Account No.	412-1887244
Account Purpose	DIP
Balance, End of Month	$6,594
Total Funds on Hand for all Accounts	$6,594

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

Schedule I

Loans to affiliates

(As of End of the Current Reporting Period)

Affiliate	Total

California Mortgage and Realty, Inc - Note	3,140,541
California Mortgage and Realty, Inc - Note	670,145

Total	3,810,686

line 23

Schedule J

Loans and Advances, excluding HDC

(As of End of the Current Reporting Period)

		Interest Income
		and fee not	Allowance
	Legal	recognized per	for
Loan Number	Balance (Note 1)	GAAP	Loan Losses	Book Balance

05-018	673	(673)		—
05-020	970	—		970
05-024	253,657	(38,000)		215,657
05-032	3,774	(3,774)		—
05-052B	10,338,383	(10,338,383)	—	—
05-058	900,644	(231,665)	(276,644)	392,335
05-061A	13,078	—		13,078
05-061B	1,298,912	(341,489)		957,423
05-061C	15,381,339	(3,004,487)	(8,752,030)	3,624,822
05-062	128	(128)		—
06-013	51,880	(7,297)	(44,583)	—
06-021	49,618	—		49,618
06-023	7,041,708	(513,039)		6,528,669
06-027	976,196	(245,761)	(344,000)	386,435
06-038A	54,162,429	(54,162,429)		—
06-038B	42,825	(42,825)		—
06-038C (Note 2)	2,963,672	(2,963,673)	392,581	392,580
06-044	19,224	(1,931)	(6,031)	11,262
06-057	1,848,065	(399,178)	(279,166)	1,169,721
06-058	16,384,160	(3,271,773)	(2,047,208)	11,065,179
06-071B	3,388	21,429		24,817
07-004 (Note 3)	4,959,403	(1,702,307)	(3,257,096)	Unknown
07-017	115,290	(18,311)	(96,979)	—
08-012	523,507	(40,162)		483,345
Loan Loss Reserve			(1,383,000)	(1,383,000)

Total	117,332,923	(77,305,856)	(16,094,156)	23,932,911

line 24

Note:                   Scheduled Values for Loans and advances secured by DOT are based on the face amounts of the loans, taking into account the most recent available appraisals and internal valuations, and may include adjustment for litigation or foreclosure action risk contingencies.

Note 1:  Refers to legal balance adjusted for REO principal and interest not recorded on a GAAP basis.

Note 2:  Negative allowance for loan losses reflects increase in Brisbane Quarry property value due to discovery of income potential of the operating quarry.

Note 3:  Canpartners, a joint lien holder with CMR Mortgage Fund, LLC (“Debtor”), has foreclosed on the membership interests of the borrower/landowner and has a foreclosure sale pending on the real estate that is security for the loan.  Canpartners contends that the foreclosures will result in the Debtor losing its lien on the real property.  As a result, the loan is being reported at a zero value, although a lawsuit brought by the Debtor seeks to preserve its lien rights in the property and to seek damages against Canpartners.  The Debtor’s future operating reports will re-establish a value for this note should it prevail in the litigation.

Note 4: Loan 06-032 foreclosed in April and acquired the underlying collateral, which was placed in an LLC owned by the loan owners, called Laurel Lakes Venice, LLC. The Fund’s value in this entity is shown in Schedule K.

Schedule K

Investment in Real Estate Owned

(As of End of the Current Reporting Period)

	Foreclosure Date	Investment	Allowance	Total

Investment in 21 Mira Mesa	6/7/2007	8,669,086	(8,754,441)	(85,355)
Investment in 3202 Thirty-Fifth Ave, LLC	9/17/2007	25,536	(14,340)	11,196
Investment in 2 Aster LLC	1/24/2008	1,228	(1,903)	(675)
Investment in 15 SSFDEV, LLC	4/9/2008	635,300	(279,759)	355,541
Investment in 4 UNION, LLC	4/9/2008	2,064,368	(838,930)	1,225,438
Investment in 3 CCAM, LLC	4/9/2008	(192,182)	—	(192,182)
Investment in Hamilton Creek, LLC	7/7/2008	2,005,081	(418,219)	1,586,862
Investment in 5 Casa Grande Land, LLC	9/16/2008	(2,565,741)	(192,041)	(2,757,782)
Investment in Wheatland Holdings, LLC	10/14/2008	31,956,624	(6,123)	31,950,501
Investment in 380 - 388 12th Street, LLC	8/18/2009	42,913	—	42,913
Investment in Laurel Lakes Venice, LLC (Note 3)	4/7/2010	2,595,689	—	2,595,689

Total		45,237,902	(10,505,756)	34,732,146

line 25

Note:

When property is acquired (Real Estate Owned), any excess of the carrying value of loan over the net realizable value of property is charged against the allowance for loan losses. Following foreclosure, valuations are performed quarterly with any subsequent writedowns recorded as a separate valuation allowance and charged to other operating expenses. Collateral values are based on results of annual appraisals, further subject to valuations derived by internal analytic model calculations.

Note 2:	Negative investments represent Fund’s pro-rata share of incurred liabilities of the REO that exceed the value of the equity, resulting in negative equity

Note 3:	Loan 06-032 foreclosed in April and acquired the underlying collateral, which was placed in Laurel Lakes Venice, LLC. Fund II owns 29.3% of this new REO entity.

Schedule M

Accounts Receivable

(As of End of the Current Reporting Period)

Total

CMR Fund I, LLC	135,133
CMR Fund III, LLC	202,930
First Street Commercial Mortgage Fund	12,274
721 5th Street, LLC	228
724 Glenwood, LLC	12,569
Volta, LLC	41,470
Platinum Hwy 27 Orlando, LLC	13,973

Total	418,577

line 27

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended 04/30/10

		Actual Current Month	Cumulative (Case to Date)
Cash Receipts
1	Rent/Leases Collected
2	Cash Received from Sales	$0	$323,430
3	Interest Received	$0	$431,859
4	Borrowings		$35,344
5	Funds from Shareholders, Partners, or Other Insiders
6	Capital Contributions	$0	$0
7	Transfer from Mira Mesa		$1,436
8	Transfer from Wheatland	$56,565	$115,788
9	Payments on Advances	$0	$52,296
10	Transfer from FENB Account	$0	$36,690
11	Proceeds from re-financing of 950 Linden	$0	$290,890
12	Transfer from Fremont	$0	$30,000

13	Total Cash Receipts	$56,565	$1,317,733
14 Cash Disbursements
15	Payments for Inventory
16	Selling
17	Administrative	$11,025	$148,658
18	Capital Expenditures
19	Principal Payments on Debt
20	Interest Paid	$56,565	$537,458
21	Rent/Lease:
22	Personal Property
23	Real Property
24	Amount Paid to Owner(s)/Officer(s)
25	Salaries
26	Draws
27	Commissions/Royalties
28	Expense Reimbursements
29	Other
30	Salaries/Commissions (less employee withholding)
31	Management Fees
32	Taxes:
33	Employee Withholding
34	Employer Payroll Taxes
35	Real Property Taxes
36	Other Taxes	$0	$9,443
37	Other Cash Outflows:
38	Contribution to Hamilton Creek	$0	$388,431
39	US Trustee Fees	$975	$12,025
40	Binder and Malter		$75,070
41	Professional Fees - Investor Committee		$20,000
42	Reimbursement CMR Inc	$0	$52,754
43	Transfer to Wheatland Holdings	$60,000	$60,000
44	Transfer to 15 SSF DEV	$7,300	$7,300

45	Total Cash Disbursements:	$135,865	$1,311,139
46 Net Increase (Decrease) in Cash		$(79,300)	$6,594
47 Cash Balance, Beginning of Period		$85,894	$0
48 Cash Balance, End of Period		$6,594	$6,594